SCHEDULE OF RECONCILIATION OF CASH AND RESTRICTED CASH (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 USD ($)	Dec. 31, 2025 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2022 CNY (¥)
Cash and Cash Equivalents [Abstract]
Cash	$ 46,351	¥ 324,134		¥ 640,119
Restricted cash	4,019	28,107		10,396
Total cash and restricted cash shown in the consolidated statements of cash flows	$ 50,369	¥ 352,241	$ 93,023	¥ 650,515	¥ 382,449	¥ 527,265